Exhibit 99 (a)

        Certification by the Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
                to Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the "Company"), does hereby certify that:

1. The accompanying Annual Report of the Company on Form 10-K for the period ended December 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                        /s/ Robert C. Gallagher
                                                        Robert C. Gallagher
                                                        Chairman of the Board
                                                        May 13, 2003



                                                        /s/ Paul S. Beideman
                                                        Paul S. Beideman
                                                        Chief Executive Officer
                                                        May 13, 2003



                                                        /s/ Joseph B. Selner
                                                        Joseph B. Selner
                                                        Chief Financial Officer
                                                        May 13, 2003